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SSB Bancorp, Inc.

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April 26, 2018
Dear Fellow Stockholder:
You are cordially invited to attend the annual meeting of stockholders of SSB Bancorp, Inc., the holding company for SSB Bank. This is our first annual meeting since we completed our initial public offering in January of this year.
We will hold the meeting at SSB Bank’s main office, located at 8700 Perry Highway in Pittsburgh, on Wednesday, May 23, 2018, at 4:00 p.m., local time. The notice of annual meeting and the proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.
It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To ensure your shares are represented, we urge you to vote promptly by completing and mailing the enclosed proxy card or by voting via the Internet. Internet voting instructions appear on the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card or voted via the Internet.
We look forward to seeing you at the meeting.
Sincerely,
J. Daniel Moon, IV
President, Chief Executive Officer and
Chief Financial Officer

SSB BANCORP, INC.
8700 Perry Highway
Pittsburgh, PA 15237
(412) 837-6955
NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS
TIME AND DATE
4:00 p.m., local time, Wednesday, May 23, 2018
PLACE
SSB Bank’s Main Office
8700 Perry Highway
Pittsburgh, PA 15237
ITEMS OF BUSINESS
(1)
The election of two directors to serve for a term of three years;

(2)
The ratification of the appointment of Wolf  & Company, P.C. to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2018; and

(3)
The transaction of any other business that may properly come before the meeting and any adjournment or postponement of the meeting. (Note: The Board of Directors is not aware of any other business to come before the meeting.)

RECORD DATE
To vote, you must have been a stockholder as of the close of business on April 5, 2018.
PROXY VOTING
It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet or by mail by completing and returning the accompanying proxy card in the accompanying self-addressed envelope. Voting instructions are printed on the proxy card. You may revoke a proxy at any time before its exercise at the meeting by following the instructions in the accompanying proxy statement.
BY ORDER OF THE BOARD OF DIRECTORS
Frances Ann Amorose
Corporate Secretary
Pittsburgh, PA
April 26, 2018

SSB BANCORP, INC.
(Holding Company for SSB Bank)
PROXY STATEMENT
FOR
2018 ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION
SSB Bancorp, Inc. is providing this proxy statement to you in connection with the solicitation of proxies by its Board of Directors only for use at the 2018 annual meeting of stockholders and for any adjournment or postponement of the annual meeting. In this proxy statement, we may also refer to SSB Bancorp, Inc. as “SSB Bancorp,” “we,” “our” or “us.” SSB Bancorp is the majority-owned subsidiary of SSB Bancorp, MHC, a mutual holding company.
We will hold the annual meeting at SSB Bank’s main office, located at 8700 Perry Highway in Pittsburgh, on Wednesday, May 23, 2018 at 4:00 p.m., local time.
We intend to mail this proxy statement and a proxy card to stockholders of record beginning on or about April 26, 2018.
Important Notice Regarding the Availability of Proxy Materials
for the STOCKholder Meeting to Be Held on MAY 23, 2018
This proxy statement and our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, are available on the Internet at www.cstproxy.com/ssb/2018. The Annual Report includes our audited consolidated financial statements for the fiscal year ended December 31, 2017.

INFORMATION ABOUT VOTING
Who May Vote at the Meeting
You are entitled to vote your shares of SSB Bancorp common stock if our records show that you owned your shares as of the close of business on April 5, 2018. As of the close of business on that date, a total of 2,248,250 shares of common stock were outstanding, of which 1,236,538 shares were owned by SSB Bancorp, MHC and the remaining 1,011,712 shares were owned by public stockholders. Each share of common stock has one vote.
Our Articles of Incorporation provide that record holders of our common stock who beneficially own, either directly or indirectly, more than 10% of our outstanding shares (other than SSB Bancorp, MHC) are not entitled to any vote with respect to the shares held in excess of the 10% limit.
Ownership of Shares
You may own your shares of common stock of SSB Bancorp in one or more of the following ways:
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Directly in your name as the stockholder of record;

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Indirectly through a broker, bank or other holder of record in “street name”;

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Indirectly through the SSB Bank Employee Stock Ownership Plan (the “ESOP”); or

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Indirectly through the SSB Bank 401(k) Plan (the “401(k) Plan”).

If your shares are registered directly in your name, you are the holder of record of those shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us to vote at the annual meeting or you may vote in person at the annual meeting.
If you hold your shares in “street name”, you are considered the beneficial owner of your shares and your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by completing a voting instruction form provided by your broker, bank or other holder of record that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Refer to the voting instruction form that accompanies your proxy materials. If you want to vote your shares of common stock held in street name in person at the annual meeting, you must obtain a written proxy in your name from the broker, bank or other holder who is the record holder of your shares.
If you own shares of common stock indirectly through the ESOP and/or the 401(k) Plan, see “Participants in the ESOP and the 401(k) Plan” below.
Attending the Meeting
Stockholders are invited to attend the annual meeting. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. Examples of proof of ownership are a recent brokerage account statement or a letter from your bank or broker.
Quorum and Vote Required
Quorum.   We will have a quorum and be able to conduct the business of the annual meeting if a majority of the outstanding shares of SSB Bancorp common stock entitled to vote, represented in person or by proxy, are present at the meeting.
Votes Required for Proposals.   At this year’s annual meeting, stockholders will elect two directors to serve for a term of three years. In voting on the election of directors (Proposal 1), you may vote in favor of the nominees or withhold your vote as to the nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the largest number of votes cast will be elected up to the maximum number of directors to be elected at the annual meeting. The maximum number of directors to be elected at the annual meeting is two.

In voting on the ratification of the appointment of the independent registered public accounting firm (Proposal 2), you may vote in favor of the proposal, vote against the proposal or abstain from voting. The affirmative vote of a majority of the votes cast at the annual meeting and entitled to vote is required to approve this proposal.
Because SSB Bancorp, MHC owns more than 50% of the outstanding shares of SSB Bancorp common stock, the votes cast by SSB Bancorp, MHC will ensure the presence of a quorum and will decide the outcome of the vote on the election of directors (Proposal 1) and the ratification of the appointment of the independent registered public accounting firm (Proposal 2).
Effect of Not Casting Your Vote
If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors (Item 1). Your bank, broker or other holder of record does not have discretion to vote your uninstructed shares with respect to these two items of business. Therefore, if you hold your shares in street name and you do not instruct your bank, broker or other holder of record on how to vote in the election of directors, no votes will be cast on your behalf. These are referred to as “broker non-votes.” Your bank, broker or other holder of record, however, does have discretion to vote any uninstructed shares on the ratification of the appointment of the independent registered public accounting firm (Item 2). If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.
How We Count the Votes
If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.
In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.
In counting votes on the proposals to ratify the appointment of the independent registered public accounting firm, broker non-votes and abstentions will have no effect on the outcome of this proposal.
Voting by Proxy
The Board of Directors of SSB Bancorp is sending you this proxy statement for the purpose of requesting that you allow your shares of SSB Bancorp common stock to be represented at the annual meeting by the designated proxies named by the Board of Directors. All shares of SSB Bancorp common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by our Board of Directors.
The Board of Directors unanimously recommends a vote:
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“FOR” each nominee for director; and

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“FOR” the ratification of the appointment of Wolf  & Company, P.C. to serve as the independent registered public accounting firm for the year ending December 31, 2018.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment as to how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the annual meeting.
Instead of voting by completing and mailing a proxy card, registered stockholders can vote their shares of SSB Bancorp common stock via the Internet. The Internet voting procedures are designed to authenticate stockholders’ identities, allow stockholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for Internet voting appear on the enclosed proxy card. The deadline for voting via the Internet is 11:59 p.m., Eastern Time, on May 22, 2018.

Revoking Your Proxy
Whether you vote by mail or via the Internet, if you are a registered stockholder, unless otherwise noted, you may later revoke your proxy by:
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sending a written statement to that effect to our Corporate Secretary;

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submitting a properly signed proxy card with a later date;

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voting via the Internet at a later time so long as such vote is received by the applicable time and date set forth above for registered stockholders; or

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voting in person at the annual meeting (Note: Attendance at the annual meeting will not in itself constitute revocation of your proxy).

If you hold your shares through a bank, broker, trustee or nominee and you have instructed the bank, broker, trustee or nominee to vote your shares, you must follow the directions received from your bank, broker, trustee or nominee to change those instructions.
Participants in the ESOP and the 401(k) Plan
If you participate in the ESOP, you will receive a voting instruction card that reflects all shares that you may direct the trustees to vote on your behalf under the ESOP. If you hold SSB Bancorp common stock in the 401(k) Plan, you will receive a voting instruction card that reflects all shares that you may direct the 401(k) Plan trustee to vote on your behalf under the 401(k) Plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each participant in the ESOP may direct the trustee how to vote the shares of SSB Bancorp common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of common stock held by the ESOP and all allocated shares for which no timely voting instructions are received in the same proportion as shares for which it has received valid voting instructions. Under the terms of the 401(k) Plan, you may direct the 401(k) Plan trustee how to vote the shares allocated to your account. If the 401(k) Plan trustee does not receive your voting instructions, the 401(k) Plan trustee will be instructed to vote your shares in the same proportion as the voting instructions received from other 401(k) Plan participants. The deadline for returning your voting instruction cards to the ESOP trustee and/or the 401(k) Plan trustee is May 16, 2018.

CORPORATE GOVERNANCE
General
We periodically review our corporate governance policies and procedures to ensure that they meet the highest standards of ethical conduct, report results with accuracy and transparency and fully comply with the laws, rules and regulations that govern our operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for SSB Bancorp.
Director Independence
The Board of Directors currently consists of six members. Although SSB Bancorp common stock is quoted on the OTCPink Market and is not listed on the NASDAQ Stock Market, we refer to the definition of  “independent director” contained in the listing standards of the NASDAQ Stock Market when determining the independence of our directors. All our directors are considered independent under the listing standards of the NASDAQ Stock Market except for J. Daniel Moon, IV who serves as President, Chief Executive and Chief Financial Officer of SSB Bancorp and SSB Bank. In determining the independence of directors, the Board of Directors has considered transactions, relationships and arrangements between SSB Bancorp and its directors that are not required to be disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers — Transactions With Related Persons.”
Board Leadership Structure and Board’s Role in Risk Oversight
The Board of Directors has determined that the separation of the offices of Chairman of the Board and of President enhances Board independence and oversight. Moreover, the separation of these offices allows the President to better focus on his growing responsibilities of managing the daily operations of SSB Bancorp and SSB Bank, while allowing the Chairman of the Board to lead the Board of Directors in its fundamental role of providing advice to and independent oversight of management. Bernie M. Simons currently serves as the Chairman of the Board and is considered independent under the listing standards of the NASDAQ Stock Market.
Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks SSB Bancorp faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Senior management also attends Board meetings and is available to address any questions or concerns raised by the Board of Directors on risk management and any other matters.
Committees of the Board of Directors
The Board of Directors has established an Audit Committee. Compensation decisions and corporate governance/director nomination decisions are made by the full Board of Directors. The Board of Directors has not established a Compensation Committee or a Nominating Committee. Based on the number of independent directors currently serving on the Board of Directors, we believe that the functions customarily attributable to these committees are sufficiently performed by the full Board of Directors. Mr. Moon does not participate in any discussions, deliberations or decisions with respect to his compensation.
Audit Committee.   The Audit Committee is established according to the requirements of the Securities Exchange Act of 1934, as amended. Each member of the Audit Committee is considered independent under the listing standards of the NASDAQ Stock Market. The Audit Committee operates under a written charter, a copy of which is available on SSB Bank’s website (www.ssbpgh.com). The Audit Committee meets periodically with our independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters. The Board of Directors has determined that David H. Docchio, Jr. is an “audit committee financial expert” under the rules of the Securities and

Exchange Commission. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Report of the Audit Committee.” The Audit Committee met 12 times during the year ended December 31, 2017.
Considerations Respecting Director Nominees and Candidates
Minimum Qualifications for Director Nominees.   The Board of Directors has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in our Bylaws, which include a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board of Directors or committee governing documents.
If a candidate is deemed eligible for election to the Board of Directors, the Board of Directors will then evaluate the following criteria in selecting nominees:
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contributions to the range of talent, skill and expertise of the Board of Directors;

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financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

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familiarity with our market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

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personal and professional integrity, honesty and reputation;

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the ability to represent the best interests of our stockholders and the best interests of the SSB Bancorp;

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the ability to devote sufficient time and energy to the performance of his or her duties; and

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independence, as that term is defined under applicable Securities and Exchange Commission and stock exchange listing criteria.

The Board of Directors also will consider any other factors it deems relevant, including diversity, competition, size of the Board of Directors and regulatory disclosure obligations.
When nominating an existing director for re-election to the Board of Directors, the Board of Directors will consider and review an existing director’s attendance and performance at Board meetings and at meetings of committees on which he serves; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.
Director Nomination Process.   The process that the Board of Directors follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:
For purposes of identifying nominees for the Board of Directors, the Board of Directors relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities SSB Bank serves. The Board of Directors will also consider director candidates recommended by stockholders according to the policy and procedures set forth below. The Board of Directors has not used an independent search firm to identify nominees.
In evaluating potential nominees, the Board of Directors determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the criteria set forth above. If such individual fulfills these criteria, the Board of Directors will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.
Consideration of Director Candidates Recommended by Stockholders.   The policy of the Board of Directors is to consider director candidates recommended by stockholders who appear to be qualified to serve on our Board of Directors. The Board of Directors may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Board of Directors does not perceive a need to increase the size of the Board of Directors. The Board of Directors will consider only those director candidates recommended by stockholders in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders.   To submit a recommendation of a director candidate to the Board of Directors, a stockholder should submit the following information in writing, addressed to the Chairman of the Board of Directors, care of the Corporate Secretary, at our main office:
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A statement that the writer is a stockholder and is proposing a candidate for consideration by the Board of Directors;

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The name and address of the stockholder as they appear on our books, and of the beneficial owner, if any, on whose behalf the nomination is made;

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The class or series and number of shares of our capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;

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A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

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A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

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The name, age, personal and business address of the candidate, the principal occupation or employment of the candidate;

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The candidate’s written consent to serve as a director;

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A statement of the candidate’s business and educational experience and all other information relating to such person that would indicates such person’s qualification to serve on the Board of Directors; and

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Such other information regarding the candidate or the stockholder as would be required to be included in our proxy statement pursuant to Regulation 14A of the Securities and Exchange Commission.

For a director candidate to be considered for nomination at an annual meeting of stockholders, the Board of Directors must receive the recommendation at least 120 calendar days before the date our proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.
Board and Committee Meetings
The business of SSB Bancorp and SSB Bank is conducted through meetings and activities of their respective Board of Directors and committees. During the year ended December 31, 2017, the Board of Directors of SSB Bancorp held one meeting and the Board of Directors of SSB Bank held 13 meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and of the committees on which that director served.
Director Attendance at Annual Meeting
It is the policy of SSB Bancorp that its directors attend the annual meeting of stockholders. This annual meeting is our first since we completed our initial public offering in January of this year.
Code of Ethics for Senior Officers
We have adopted a Code of Ethics for Senior Officers, which applies to our principal executive officer and principal financial officer, addresses conflicts of interest, the treatment of confidential information, and compliance with applicable laws, rules and regulations. In addition, it is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

REPORT OF THE AUDIT COMMITTEE
SSB Bancorp’s management is responsible for SSB Bancorp’s internal controls and financial reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles in the United States of America (“GAAP”). The Audit Committee oversees SSB Bancorp’s internal controls and financial reporting process on behalf of the Board of Directors.
In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that SSB Bank’s financial statements were prepared in accordance with GAAP and the Audit Committee has reviewed and discussed the financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Public Company Accounting Oversight Board (the “PCAOB”) Auditing Standard No. 1301, Communications with Audit Committees, which include matters related to the conduct of the audit of the financial statements.
In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm, required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the firm’s independence from SSB Bancorp and its management. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether any non-audit services provided by the firm were compatible with its independence. No non-audit services have been provided.
The Audit Committee discussed with the independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of SSB Bancorp’s internal controls, and the overall quality of its financial reporting.
In performing these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of SSB Bancorp’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, expresses an opinion on the conformity of SSB Bank’s consolidated financial statements to GAAP. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the financial statements are presented in accordance with GAAP, that the audit of the financial statements has been carried out in accordance with GAAP or that the independent registered public accounting firm is “independent.”
In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in SSB Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the Securities and Exchange Commission. The Audit Committee also has approved, subject to shareholder ratification, the selection of the independent registered public accounting firm for the year ending December 31, 2018.
Audit Committee of the Board of Directors
of
SSB Bancorp
David H. Docchio, Jr. (Chairman)
Kenneth J. Broadbent
Mark C. Joseph

Directors’ Compensation
The following table provides the compensation received by the individuals who served as non-employee directors during the year ended December 31, 2017. The table excludes perquisites, which did not exceed $10,000 in the aggregate for each director.
	Fees Earned or Paid in Cash	All Other Compensation	Total
Kenneth J. Broadbent	$15,258	$—	$15,258
David H. Docchio, Jr.	15,258	—	15,258
Gretchen Givens Generett	15,258	—	15,258
Mark C. Joseph	15,258	—	15,258
Bernie M. Simons	20,615	—	20,615
Stock Ownership
The following table provides information as of April 5, 2018, about the beneficial owners known to SSB Bancorp that own more than 5% of our outstanding common stock and the shares of common stock beneficially owned by each nominee for director, by each director continuing in office, by each named executive officer and by all directors and executive officers as a group. A person may be considered to beneficially own any shares of common stock over which he has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown and none of the named individuals has pledged his shares.
	Number of Shares Owned	Percent of Common Stock Outstanding(1)
SSB Bancorp, MHC 8700 Perry Highway Pittsburgh, PA 15237	1,236,538	55.0%
Directors:
Kenneth J. Broadbent	20,000	*
David H. Docchio, Jr.	20,000(2)	*
Gretchen Givens Generett	5,000	*
Mark C. Joseph	20,000	*
J. Daniel Moon IV	20,000(3)	*
Bernie M. Simons	20,000	*
Executive Officers Who Are Not Directors:
Jennifer Harris	12,000(4)	*
Benjamin Contrucci	-0-	*
All directors and executive officers as a group (8 persons)	117,000	5.2%

*
Less than 1%.

(1)
Based on 2,248,250 shares outstanding as of April 5, 2018.

(2)
Includes 6,900 shares held in an Individual Retirement Account (“IRA”).

(3)
Includes 19,931 shares held in the 401(k) Plan.

(4)
Includes 9,182 shares held in 401(k) Plan.

Items OF BUSINESS to be Voted on by STOCKHOLDERs
Item 1 — Election of Directors
SSB Bancorp’s Board of Directors consists of six members. The Board of Directors is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The nominees for election are Kenneth J. Broadbent and David H. Docchio, Jr., who currently serve as directors of both SSB Bancorp and SSB Bank.
The Board of Directors intends to vote the proxies solicited by it in favor of the election of all of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board of Directors. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.
The Board of Directors unanimously recommends a vote “FOR ALL” of the nominees for director.
Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each individual’s biography is as of December 31, 2017. The indicated period for service as a director includes service as a trustee/director of SSB Bank. There are no family relationships among the directors.
Director Nominees for Terms Expiring in 2021
Kenneth J. Broadbent has been a Business Manager for the Pittsburgh Steamfitters Local 449 for over 20 years. Mr. Broadbent contributes marketing expertise to our board of directors. Additionally, his work experience in financial matters qualifies him to serve as a member of the Audit Committee. Age 60. Director since 2011.
David H. Docchio, Jr. has been employed for over 20 years as an auditor/accountant with the Laborers’ Combined Funds of Western Pennsylvania, which serves participants in the pension and welfare funds of the Laborers District Council of Western Pennsylvania. His work experience in financial and auditing/accounting matters qualifies him to serve as a member of the Audit Committee and with the designation of “audit committee financial expert,” as that term is defined in the rules and regulations of the Securities and Exchange Commission. Mr. Docchio also assists the board of directors in corporate governance and internal audit matters. Age 49. Director since 2009.
Directors Continuing in Office with Terms Expiring in 2019
Gretchen Givens Generett is an associate professor at Duquesne University in Diversity Studies and the director of the UCEA Center for Educational Leadership and Social Justice. Her research focuses on teacher professional development, educational leadership, and cultural diversity. She assists SSB Bank in educating staff on diversity considerations and also focuses on employee and management retention. Age 46. Director since 2013.
Mark C. Joseph is an attorney-at-law licensed in the Commonwealth of Pennsylvania and a sole practitioner. His legal background, including his work with a large regional financial institution, provides the board of directors with experience in corporate governance, regulatory matters, real estate litigation, policy development, and other legal matters that may arise in the course of SSB Bank’s business. Age 47. Director since 2009.
Directors Continuing in Office with Terms Expiring in 2020
J. Daniel Moon, IV has served as President, Chief Executive Officer and Chief Financial Officer of SSB Bank since 2009. Previously, he served as President and Chief Executive Officer of two other financial institutions in Pittsburgh and the surrounding area. He has worked in the banking and financial services industry for over 25 years. In addition, he has been involved in various community activities, including having served on the boards of various for-profit and non-profit organizations. He earned a Bachelor’s

Degree in Finance from Robert Morris University and an MBA from Waynesburg University. Mr. Moon’s extensive knowledge of the banking industry and strong leadership skills provide SSB Bank with invaluable insight and guidance into the business and regulatory requirements of today’s banking environment. Age 51. Director since 2009.
Bernie M. Simons, M.D. has worked as a physician specializing in family practice for over 20 years. He is employed by Heritage Valley Health Systems, an integrated health care delivery network. Dr. Simons assists the board of directors in understanding its fiduciary duties and leads the board of directors in shaping and overseeing policy and product development and risk assessment. Age 52. Director since 2011.
Executive Officers Who Are Not Directors
Below is information regarding our executive officers who are not directors of SSB Bancorp or SSB Bank. Each individual has held his or her current position for at least the last five years, unless otherwise stated. The ages presented are as of December 31, 2017.
Jennifer Harris, age 50, has been employed by SSB Bank since 2010. She currently serves as the Chief Lending Officer of SSB Bank. She began her banking career in 1991 with Equibank. She has held numerous banking positions throughout her career, including serving as Assistant Vice President, Marketing Manager, of the Downtown Pittsburgh Market. She also has served as the Director of Community Development for the West Pittsburgh Partnership, a community development corporation located in the West End of Pittsburgh. She is a graduate of the University of Pittsburgh.
Benjamin Contrucci, age 37, has been employed by SSB Bank since April 2017 and currently serves as Vice President of Retail Operations and Merchant Services. From April 2016 to November 2016, he served as Vice President/Consumer Credit Officer with The Farmers National Bank of Emlenton. From March 2008 to April 2016, he served in multiple positions at United American Savings Bank, starting as a Loan Specialist, then serving as Chief Lending Officer from February 2012 through April 2016. He earned a Bachelor of Science degree in Mathematics from Allegheny College in 2002 and a Masters in the Art of Teaching from the University of Pittsburgh in 2003.
Item 2 — Ratification of Appointment of Independent Registered Public Accounting Firm
Wolf  & Company, P.C. served as our independent registered public accounting firm for the year ended December 31, 2017. The Audit Committee of the Board of Directors has appointed Wolf  & Company, P.C. to serve as the independent registered public accounting firm for the year ending December 31, 2018, subject to ratification by stockholders. A representative of Wolf  & Company, P.C. is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.
If the appointment of the independent registered public accounting firm is not ratified by a majority of the votes cast by stockholders at the annual meeting, the Audit Committee of the Board of Directors will consider other independent registered public accounting firms.
The Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of the appointment of Wolf  & Company, P.C. to serve as the independent registered public accounting firm for the year ending December 31, 2018.
Audit Fees.   The following table sets forth the fees that Wolf  & Company, P.C. billed to the SSB Bank for the years ended December 31, 2017 and 2016.
	2017	2016
Audit Fees(1)	$177,600	$92,000
Audit-Related Fees(2)	135,750	—
Tax Fees	—	—
All Other Fees	—	—

(1)
Consists of fees for professional services rendered for the audits of the financial statements included in the Registration Statement on Form S-1 and Annual Report on Form 10-K, for the review of financial statements included in the Quarterly Report on Form 10-Q and for services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.
(2)
Consists of fees related to the initial public offering.

Change in Independent Accountants.   Before SSB Bancorp’s initial public offering, the financial statements of SSB Bank as of and for the year ended December 31, 2015 were audited by S.R. Snodgrass, P.C. In connection with the initial public offering and the filing by SSB Bancorp of its registration statement, SSB Bank, on March 29, 2017, dismissed S.R. Snodgrass, P.C. and engaged Wolf  & Company, P.C., an independent registered public accounting firm, to audit the financial statements of SSB Bank as of and for the years ended December 31, 2016 and 2015. The engagement of Wolf  & Company, P.C. was approved by SSB Bank’s board of trustees and by its audit committee.
During the year ended December 31, 2015 and the subsequent interim period before the engagement of Wolf  & Company, P.C., SSB Bank did not consult with Wolf  & Company, P.C. regarding the application of accounting principles to a specific completed or proposed transaction or regarding the type of audit opinion that might be rendered by Wolf  & Company, P.C. on SSB Bank’s financial statements, and Wolf  & Company, P.C. did not provide any written or oral advice that was an important factor considered by SSB Bank in reaching a decision as to any such accounting, auditing or financial reporting issue, and SSB Bank did not consult with Wolf  & Company, P.C. regarding any of the matters or events set forth in Item 304(a)(2)(ii) of Securities and Exchange Commission Regulation S-K.
S.R. Snodgrass, P.C.’s report on the financial statements of SSB Bank as of and for the year ended December 31, 2015 did not contain an adverse opinion or disclaimer of opinion, and has not been qualified or modified as to uncertainty, audit scope or accounting principles. SSB Bank had no disagreements with S.R. Snodgrass, P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused S.R. Snodgrass, P.C. to make reference in connection with its opinion to the subject matter of the disagreement during its audit as of and for the year ended December 31, 2015. During the two most recent fiscal years preceding SSB Bank’s dismissal of S.R. Snodgrass, P.C., and the subsequent interim period through March 29, 2017, there were no “reportable events” as such term is defined in Item 304(a)(1)(v) of Securities and Exchange Commission Regulation S-K.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm.   The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process ensures that the firm does not provide any non-audit services to us prohibited by law or regulation.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following information is furnished for our principal executive officer and other executive officers whose total compensation exceeded $100,000 for the fiscal year ended December 31, 2017. These individuals are sometimes referred to in this proxy statement as the “named executive officers.”
Name and Principal Position	Year	Salary	Bonus	All Other Compensation	Total
J. Daniel Moon, IV President, Chief Executive Officer and Chief Financial Officer	2017	$224,696	$25,000	$24,204(1)	$273,900
	2016	213,662	25,000	19,643	258,305
Jennifer Harris Chief Lending Officer	2017	$130,086	$13,500	$6,512(2)	$150,098
	2016	116,700	13,500	4,668	134,868

(1)
Consists of employer matching contributions to 401(k) Plan ($29,021) and automobile allowance ($10,786).

(2)
Consists of employer matching contributions to the 401(k) Plan.

Employment Agreements
SSB Bank has entered into individual employment agreements with J. Daniel Moon, IV and Jennifer Harris, each of which has an initial term of three years which commenced on September 1, 2017. Continuing on each September 1st thereafter, the term of each agreement will renew for one additional year, unless written notice of non-renewal is provided by the board of trustees at least 30 days before any renewal date. Before each notice period for non-renewal, the disinterested members of the board of trustees will conduct a performance evaluation of each executive in part to determine whether to take action regarding non-renewal of his or her employment agreement.
The employment agreements provide a base salary for each of Mr. Moon and Ms. Harris in the amounts of  $234,300 and $149,200, respectively. The base salary for each executive will increase each year by at least 3%. In addition to base salary, each executive will be entitled to participate in any bonus program and benefit plan made available to senior management employees, and will be reimbursed for all reasonable business expenses incurred. Mr. Moon’s agreement also provides for certain expense reimbursements and allowances with respect to his automobile.
If either executive’s involuntary termination of employment for reasons other than cause, disability or death, or if he or she resigns for “good reason,” the executive will receive a lump sum cash severance payment equal to the amount base salary that he or she would have earned had he or she remained employed for the duration of the “benefit period.” The benefit period is 24 months or, if greater, the remaining term of the employment agreement as of the executive’s date of termination. In addition, each executive will be entitled to receive life insurance and non-taxable medical and dental insurance coverage substantially comparable to the coverage maintained by SSB Bank for the benefit period or, if earlier, until the date on which the executive becomes a full-time employee of another employer and receives comparable health and welfare benefits. For purposes of the employment agreements, “good reason” is defined as: (1) a reduction in base salary or a material reduction in benefits (other than reduction in benefits by SSB Bank that is part of a good faith, overall reduction of benefits applicable to all employees); (2) a material reduction in the executive’s duties or responsibilities; (3) a relocation of the executive’s principal place of employment by more than 25 miles from the executive’s principal place of employment as of the initial effective date of the employment agreement; or (4) a material breach of the employment agreement by SSB Bank. In order to be entitled to the severance benefits set forth above, the executive will be required to enter into a release of claims against SSB Bank and its affiliates related to his or her employment. If the benefits cannot be provided to the executive, the executive will receive a cash payment equal to the estimated value of the benefits.
If either executive’s involuntary termination of employment for reasons other than cause, disability or death, or if he or she resigns for “good reason” on or after the effective date of a change in control of SSB

Bancorp or SSB Bank, the executive will be entitled to (in lieu of the payments and benefits described in the previous paragraph) a severance payment equal to three times the executive’s highest annual rate of base salary and bonus paid, or earned, during the calendar year of the change in control or either of the two calendar years immediately preceding the change in control. The payment will be made in a lump sum within 30 days following the executive’s date of termination. In addition, SSB Bank (or its successor) will continue to provide the executive with life insurance and non-taxable medical and dental insurance coverage substantially comparable to the coverage provided to the executive immediately before his or her date of termination at no cost to the executive. The continued coverage will cease upon the earlier of: (1) the date which is three years after the executive’s date of termination; or (2) the date on which the executive becomes a full-time employee of another employer and receives comparable health and welfare benefits. If the benefits cannot be provided to the executive, the executive will receive a cash payment equal to the estimated value of the benefits.
If the executive dies while employed, the executive’s estate or beneficiary will be paid his or her base salary for 12 months following death, and his or her family will continue to receive non-taxable medical and dental coverage for the same period after his or her death.
The executive will not receive any additional compensation or benefits under the employment agreement if he or she becomes disabled. The executive will, however, be entitled to receive benefits under any applicable short-term or long-term disability arrangement maintained by SSB Bank.
Upon termination of employment (other than a termination in connection with a change in control), each executive will be required to adhere to one-year non-competition and non-solicitation covenants.

Other Information Relating to Directors and Executive Officers
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires SSB Bancorp’s executive officers and directors, and persons who own more than 10% of any registered class of SSB Bancorp’s equity securities, to file reports of ownership and changes in ownership with the Securities Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) reports they file.
Based solely on our review of the copies of the reports we have received and written representations provided to us from the individuals required to file the reports, we believe that each of our executive officers, directors and greater than 10% beneficial owners has complied with applicable reporting requirements for transactions in SSB Bancorp common stock during the fiscal year ended December 31, 2017.
Transactions with Related Persons
The federal securities laws generally prohibit publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from such prohibition for loans made by federally insured financial institutions, such as SSB Bank, to their executive officers and directors in compliance with federal banking regulations. Federal regulations permit executive officers and directors to receive the same terms that are widely available to other employees as long as the director or executive officer is not given preferential treatment compared to the other participating employees. At December 31, 2017, all of our loans to our trustees and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to SSB Bank, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original terms at December 31, 2017, and were made in compliance with applicable federal and state banking regulations.

Submission of STOCKHOLDER Business Proposals and Nominations
SSB Bancorp must receive proposals that shareholders seek to include in the proxy statement for our next annual meeting no later than December 27, 2018. If next year’s annual meeting is held on a date that is more than 30 calendar days from May 23, 2019, a shareholder proposal must be received by a reasonable time before SSB Bancorp begins to print and mail its proxy solicitation materials for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.
Our Bylaws provide that, for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice to the Corporate Secretary not less than 90 days nor more than 120 days before the date of the annual meeting. However, if less than 90 days’ notice or prior public disclosure of the annual meeting is given to stockholders and the date of the annual meeting is advanced more than 30 days before or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, such notice must be delivered not later than the close of business on the tenth day following the day on which notice of the annual meeting was mailed to stockholders or public disclosure of the annual meeting date was made. A copy of the Bylaws may be obtained by contacting our Corporate Secretary.
STOCKHOLDER COMMUNICATIONS
Stockholders who wish to communicate with the Board of Directors or an individual director should do so in writing to SSB Bancorp, Inc., 8700 Perry Highway, Pittsburgh, PA 15237. Communications regarding financial or accounting policies may be made in writing to the Chairman of the Audit Committee, at the same address. All other communications should be sent in writing to the attention of the President and Chief Executive Officer, at the same address.
MISCELLANEOUS
SSB Bancorp will pay the cost of this proxy solicitation and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses they incur in sending proxy materials to the beneficial owners of SSB Bancorp common stock. In addition to soliciting proxies by mail, our directors, officers and regular employees may solicit proxies personally or by telephone without receiving additional compensation.
SSB Bancorp’s Annual Report on Form 10-K is included with this proxy statement. Any stockholder who has not received a copy of the Form 10-K may obtain a copy by writing to our Corporate Secretary or by accessing a copy online. See “Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 23, 2018.” The Form 10-K is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.
Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning a proxy card or by voting via the Internet.
BY ORDER OF THE BOARD OF DIRECTORS
Frances Ann Amorose
Corporate Secretary
Pittsburgh, PA
April 26, 2018

SSB BANCORP, INC. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING BY INTERNET. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Signature_____________________________________Signature, if held jointly_____________________________________ Date_____________, 2018 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign but only one signature is required. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. Please mark your votes like this X INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 22, 2018. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet - QUICK EASY REVOCABLE PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL DIRECTOR NOMINEES AND “FOR” PROPOSAL 2. CONTROL NUMBER 1. Election of Directors (1) Kenneth J. Broadbent (2) David H. Docchio, Jr. FOR all Nominees listed to the left WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left) (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above) 2. Ratification of the appointment of Wolf  & Company, P.C. to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2018. FOR AGAINST ABSTAIN

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders The 2018 Notice and Proxy Statement and the 2018 Annual Report to Stockholders are available at: http://www.cstproxy.com/ssb/2018 SSB BANCORP, INC. REVOCABLE PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned appoints Gretchen Givens Generett, Mark C. Joseph and Bernie M. Simons, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of SSB Bancorp, Inc. held of record by the undersigned at the close of business on April 5, 2018 at the Annual Meeting of Stockholders of SSB Bancorp, Inc. to be held on May 23, 2018, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED AND DATED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE TWO NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING (Continued, and to be marked, dated and signed, on the other side)

April 26, 2018
Dear ESOP Participant:
On behalf of the Board of Directors of SSB Bancorp, Inc. (the “Company”), I am forwarding to you the enclosed yellow vote authorization form for you to convey your voting instructions to First Trust of MidAmerica (the “ESOP Trustee”), the trustee for the SSB Bank Employee Stock Ownership Plan (the “ESOP”), on the proposals to be presented at the Annual Meeting of Stockholders to be held on May 23, 2018. The Notice and Proxy Statement for the Annual Meeting of Stockholders and the 2017 Annual Report are also enclosed.
As an ESOP participant, you are entitled to instruct the ESOP Trustee how to vote the shares of the Company’s common stock allocated to your account. As of April 5, 2018, the record date for stockholders entitled to vote at the Annual Meeting, no shares of Company common stock held in the ESOP Trust had been allocated to participant accounts. However, for the sole purpose of providing the ESOP Trustee with voting instructions, you will be deemed to have one share of Common Stock allocated to your ESOP account. To direct the ESOP Trustee how to vote your one share of Common Stock, please complete, sign, date and return the enclosed yellow vote authorization form in the postage pre-paid envelope provided with this letter, no later than May 16, 2018. The shares of Common Stock held in the ESOP Trust that are not “deemed” to be allocated for voting purposes and the shares for which timely instructions are not received, will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions the ESOP Trustee receives from participants, subject its fiduciary duties.
Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or of SSB Bank.
Sincerely,
J. Daniel Moon, IV
President, Chief Executive Officer and
Chief Financial Officer

SSB BANK EMPLOYEE STOCK OWNERSHIP PLAN
VOTE AUTHORIZATION FORM
I understand that First Trust of MidAmerica (the “Trustee”), the trustee for the SSB Bank Employee Stock Ownership Plan (the “ESOP”), is the holder of record and custodian of all shares of SSB Bancorp, Inc. (the “Company”) common stock allocated or deemed allocated to my account in the ESOP. I further understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on May 23, 2018.
Accordingly, the Trustee is hereby authorized to vote all shares allocated to my account as follows:
1.
The election as directors of the nominees listed.

	FOR	WITHHOLD
Kenneth J. Broadbent	☐	☐
David H. Docchio, Jr.	☐	☐
2.
The ratification of the appointment of Wolf  & Company, P.C. to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

FOR	AGAINST	ABSTAIN
☐	☐	☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES FOR DIRECTOR AND “FOR” PROPOSAL 2.

Date	Signature
Please complete, date, sign, date and return this form in the enclosed, postage-paid envelope no later than May 16, 2018.

April 26, 2018
Dear 401(k) Plan Participant:
On behalf of the Board of Directors of SSB Bancorp, Inc. (the “Company”), I am forwarding to you the enclosed blue vote authorization form for you to convey your voting instructions to a committee of the Board of Directors of SSB Bank (the “401(k) Plan Trustee”), the trustee for the SSB Bank 401(k) Plan (the “401(k) Plan”), on the proposals to be presented at the Annual Meeting of Stockholders on May 23, 2018. The Notice and Proxy Statement for the Annual Meeting of Stockholders and the Company’s 2017 Annual Report are also enclosed.
As a 401(k) Plan participant investing in shares of the Company’s common stock through the 401(k) Plan, you are entitled to direct the 401(k) Plan Trustee as to the voting of shares of Company common stock credited to your 401(k) Plan account as of April 5, 2018, the record date for determining the stockholders entitled to vote at the Annual Meeting of Stockholders.
In order to direct the voting of your shares of common stock credited to your 401(k) Plan account, please complete, sign, date and return the enclosed blue vote authorization form in the postage pre-paid envelope provided with this letter no later than May 16, 2018.
Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or of SSB Bank.
Sincerely,
J. Daniel Moon, IV
President, Chief Executive Officer and
Chief Financial Officer

SSB BANK 401(k) PLAN
VOTE AUTHORIZATION FORM
I understand that a committee of the Board of Directors of SSB Bank serves as trustee (the “Trustee”) of the SSB Bank 401(k) Plan (“401(k) Plan”), and is the holder of record and custodian of all shares of SSB Bancorp, Inc. (the “Company”) common stock credited to my account in the 401(k) Plan. I further understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on May 23, 2018.
Accordingly, the Trustee is hereby authorized to vote all shares credited to my account as follows:
1.
The election as directors of the nominees listed.

	FOR	WITHHOLD
Kenneth J. Broadbent	☐	☐
David H. Docchio, Jr.	☐	☐
2.
The ratification of the appointment of Wolf  & Company, P.C. to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

FOR	AGAINST	ABSTAIN
☐	☐	☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES FOR DIRECTOR AND “FOR” PROPOSAL 2.

Date	Signature
Please complete, date, sign and return this form in the enclosed, postage-paid envelope no later than May 16, 2018.